Exhibit 99.2

FINANCIAL SUPPLEMENT
FOURTH QUARTER 2024

THE HANOVER INSURANCE GROUP
FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Segment Descriptions....................................................................................................	1
Financial Highlights.........................................................................................................	2
Consolidated Financial Statements
Income Statements.............................................................................................................	3
Balance Sheets...................................................................................................................	4
Pre-tax Operating Results and Related Metrics
Consolidated.......................................................................................................................	5-7
Core Commercial...............................................................................................................	8-9
Specialty..............................................................................................................................	10-11
Personal Lines....................................................................................................................	12-15
Investments
Net Investment Income and Yields.....................................................................................	16
Investment Portfolio.............................................................................................................	17
Credit Quality and Duration of Fixed Maturities...............................................................	18
Top 25 Corporate and Municipal Fixed Maturity Holdings.............................................	19
Reconciliation of Operating Income to Net Income ...............................................	20
Other Information
Non-GAAP Financial Measures........................................................................................	21
Premium Related Metric Definitions.................................................................................	22
Corporate Information.........................................................................................................	23
Market and Dividend Information......................................................................................	23
Financial Strength and Debt Ratings................................................................................	23

i

THE HANOVER INSURANCE GROUP
BASIS OF PRESENTATION
SEGMENT DESCRIPTIONS

CORE COMMERCIAL
Sub-segment	Customer and business type	Primary lines of business
Small Commercial	Coverage to small businesses, with annual premiums of $50,000 or less; Products are tailored to specific industry segments as needed.	● Business owners’ policy/commercial multiple peril ● Commercial automobile ● Workers’ compensation ● Other (general liability, commercial umbrella, monoline property)
Middle Market

Coverage to mid-sized businesses with annual premiums starting at $50,000, focusing on those between $50,000 and $250,000. Products are tailored to certain specific industry segments, including technology, manufacturing, human services, retail, real estate, among others.

● Commercial multiple peril ● Commercial automobile ● Workers’ compensation ● Other (general liability, commercial umbrella, monoline property)
SPECIALTY
Sub-segment	Customer and business type	Primary lines of business
Professional and Executive Lines

Coverage to small to mid-sized non-public companies, including lawyer, engineer, accountant, and various other professional and advisory firms including healthcare; provide protection for directors, officers and employees against actual or alleged errors, negligence or bad faith, employment practices.

● Professional liability ● Management liability ● Fidelity and crime ● Other property and liability lines for healthcare firms
Specialty Property & Casualty

Program business - coverage to markets with specialty or risk management needs related to groups of similar businesses;
Hanover Specialty Industrial (HSI) - coverage to small and medium chemical, paint, solvent and other manufacturers and distributors;
Excess & Surplus - non-admitted general liability and property coverage to risks outside of the appetite of standard commercial lines;
Specialty General Liability - admitted coverage for higher-hazard liability risks

● Commercial multiple peril ● Commercial automobile ● Workers’ compensation ● Other (general liability, commercial umbrella, monoline property)
Marine

Includes coverage for inland and ocean marine, and insures against physical losses to property, such as contractor's equipment, builders' risk and goods in transit. Also covers jewelers block, fine art and other valuables.

● Inland/ocean marine ● Ancillary lines of business written through marine agents
Surety and Other

Provides coverage for construction and other firms, as well as sole proprietors in the event of claims for non-performance or non-payment, and commercial surety coverage related to fiduciary or regulatory obligations.

● Bond
PERSONAL LINES
Sub-segment	Customer and business type	Primary lines of business
Personal Automobile

Includes coverage for individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured's vehicle, and property damage to other vehicles and other property.

● Personal automobile
Homeowners and Other

Includes coverage for individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (excluding flood), theft and vandalism, and against third-party liability claims.

● Homeowners ● Personal umbrella ● Inland Marine (jewelry, art, etc.) ● Other (fire, personal watercraft, other miscellaneous)
OTHER

The Other segment includes earnings on holding company assets; holding company and other expenses, including certain costs associated with retirement benefits due to our former life insurance employees and agents; and our run-off voluntary assumed property and casualty pools, run-off direct asbestos and environmental, and our product liability businesses. Also included in Other, during the first half of 2024 and prior, were the operations of Opus Investment Management, Inc. (“Opus”), which provided investment management services to The Hanover Insurance Group, Inc. and its subsidiaries (“THG”), as well as institutions, pension funds, and other organizations. During the second and third quarters of 2024, we exited all of Opus’ business operations serving unaffiliated entities. Investment management services provided by Opus to THG related to its investment-grade fixed maturity portfolio were also transferred to an external manager during the second quarter of 2024.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except earnings per share)	2023 (1)	2023 (2)	2023	2023	2024	2024	2024	2024	2023	2024
PREMIUMS
Gross premiums written	$1,577.3	$1,589.9	$1,763.3	$1,502.4	$1,625.8	$1,679.3	$1,831.6	$1,596.2	$6,432.9	$6,732.9
Net premiums written	1,421.5	1,446.8	1,596.4	1,345.5	1,454.0	1,521.1	1,663.4	1,445.1	5,810.2	6,083.6
Net premiums earned	1,380.0	1,411.7	1,431.1	1,440.3	1,448.6	1,473.2	1,479.2	1,511.6	5,663.1	5,912.6

EARNINGS
Operating income (loss) before interest and taxes	$13.2	$(79.4)	$13.7	$158.1	$149.7	$95.4	$150.6	$254.4	$105.6	$650.1
Operating income (loss) after taxes	4.6	(68.3)	6.8	113.1	111.9	68.1	111.3	194.6	56.2	485.9
Income (loss) from continuing operations	(12.0)	(70.0)	8.2	107.3	115.5	40.4	102.1	167.3	33.5	425.3
Net income (loss)	(12.0)	(69.2)	8.6	107.9	115.5	40.5	102.1	167.9	35.3	426.0

PER SHARE DATA (DILUTED)
Operating income (loss) after taxes	$0.13	$(1.91)	$0.19	$3.13	$3.08	$1.88	$3.05	$5.32	$1.56	$13.34
Income (loss) from continuing operations	(0.34)	(1.96)	0.23	2.97	3.18	1.11	2.80	4.57	0.93	11.68
Net income (loss)	(0.34)	(1.94)	0.24	2.98	3.18	1.12	2.80	4.59	0.98	11.70

Dilutive weighted average shares outstanding	36.1	36.0	36.1	36.2	36.3	36.3	36.5	36.6	36.1	36.4

Basic weighted average shares outstanding	35.6	35.7	35.8	35.8	35.8	36.0	36.0	36.0	35.7	35.9

BALANCE SHEET
	March 31	June 30	September 30	December 31	March 31	June 30	September 30	December 31
(In millions, except per share data)	2023	2023	2023	2023	2024	2024	2024	2024
Total assets	$14,091.7	$14,186.7	$14,315.0	$14,612.6	$14,594.1	$14,872.2	$15,367.0	$15,317.2
Total loss and loss adjustment expense reserves	7,143.4	7,313.3	7,329.8	7,308.1	7,331.1	7,463.1	7,426.8	7,461.2
Total shareholders' equity	2,389.0	2,237.9	2,116.3	2,465.6	2,522.7	2,552.2	2,877.7	2,841.8
Total shareholders' equity, excluding net unrealized appreciation
(depreciation) on fixed maturity investments, net of tax	2,934.2	2,847.9	2,837.2	2,928.0	3,018.2	3,040.9	3,126.5	3,242.9
Property and Casualty Companies
Statutory surplus	$2,674.5	$2,508.3	$2,501.9	$2,642.7	$2,762.3	$2,810.2	$2,893.5	$2,971.7
Premium to surplus ratio	2.09:1	2.27:1	2.31:1	2.20:1	2.12:1	2.11:1	2.07:1	2.05:1
Book value per share	$66.89	$62.62	$59.21	$68.93	$70.22	$70.96	$79.90	$79.18
Book value per share, excluding net unrealized appreciation
(depreciation) on fixed maturity investments, net of tax	$82.16	$79.68	$79.38	$81.86	$84.01	$84.56	$86.81	$90.35
Tangible book value per share (total book value excluding
goodwill and intangibles)	$61.44	$57.17	$53.76	$63.49	$64.80	$65.55	$74.50	$73.75
Shares outstanding	35.7	35.8	35.8	35.8	35.9	36.0	36.0	35.9
Total debt/equity	32.8%	35.0%	37.0%	31.8%	31.1%	30.7%	27.2%	27.6%
Total debt/total capital	24.7%	25.9%	27.0%	24.1%	23.7%	23.5%	21.4%	21.6%

(1) Operating income metrics are calculated using diluted shares outstanding; loss from continuing operations, net of taxes and net loss metrics are calculated using basic shares outstanding due to antidilution.

(2) Per share data is calculated using basic shares outstanding due to antidilution.

THE HANOVER INSURANCE GROUP

CONSOLIDATED STATEMENTS OF INCOME

	Three Months ended December 31			Year ended December 31
(In millions)	2024	2023	% Change	2024	2023	% Change

Premiums earned	$1,511.6	$1,440.3	5.0	$5,912.6	$5,663.1	4.4
Net investment income	100.7	81.6	23.4	372.6	332.1	12.2
Net realized and unrealized investment gains (losses):
Net realized losses from sales and other	(29.0)	(7.0)	N/M	(84.2)	(8.9)	N/M
Net change in fair value of equity securities	(5.1)	7.8	N/M	14.2	(5.6)	N/M
Impairments on investments:
Credit-related impairments	(0.3)	(1.5)	(80.0)	(3.6)	(7.7)	(53.2)
Losses on intent to sell securities	-	-	-	(2.2)	(10.3)	(78.6)
Total impairments on investments	(0.3)	(1.5)	(80.0)	(5.8)	(18.0)	(67.8)
Total net realized and unrealized investment losses	(34.4)	(0.7)	N/M	(75.8)	(32.5)	N/M
Fees and other income	6.4	7.6	(15.8)	28.0	30.8	(9.1)
Total revenues	1,584.3	1,528.8	3.6	6,237.4	5,993.5	4.1

LOSSES AND EXPENSES

Losses and loss adjustment expenses	860.6	915.8	(6.0)	3,757.4	4,134.6	(9.1)
Amortization of deferred acquisition costs	311.4	297.9	4.5	1,221.7	1,176.0	3.9
Interest expense	8.5	8.5	-	34.1	34.1	-
Other operating expenses	192.3	156.4	23.0	686.4	607.7	13.0
Total losses and expenses	1,372.8	1,378.6	(0.4)	5,699.6	5,952.4	(4.2)

Income before income taxes	211.5	150.2	40.8	537.8	41.1	N/M
Income tax expense	44.2	42.9	3.0	112.5	7.6	N/M
Income from continuing operations	167.3	107.3	55.9	425.3	33.5	N/M
Discontinued operations (net of taxes):
Income (loss) from discontinued life businesses	(0.1)	0.6	N/M	-	0.6	N/M
Income from discontinued Chaucer business	0.7	-	N/M	0.7	1.2	(41.7)
Net income	$167.9	$107.9	55.6	$426.0	$35.3	N/M

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

	December 31	December 31
(In millions, except per share data)	2024	2023	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $9,051.5 and $8,573.9)	$8,542.2	$7,985.3	7.0
Equity securities, at fair value	157.7	130.9	20.5
Other investments	709.9	796.9	(10.9)
Total investments	9,409.8	8,913.1	5.6
Cash and cash equivalents	471.8	316.1	49.3
Accrued investment income	69.8	58.2	19.9
Premiums and accounts receivable, net	1,807.2	1,705.6	6.0
Reinsurance recoverable on paid and unpaid losses and unearned premiums	1,994.5	2,056.1	(3.0)
Deferred acquisition costs	662.8	620.8	6.8
Deferred income tax asset	174.2	173.3	0.5
Goodwill	178.8	178.8	-
Other assets	462.6	504.0	(8.2)
Assets of discontinued businesses	85.7	86.6	(1.0)
Total assets	$15,317.2	$14,612.6	4.8

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$7,461.2	$7,308.1	2.1
Unearned premiums	3,283.3	3,102.5	5.8
Expenses and taxes payable	800.5	775.9	3.2
Reinsurance premiums payable	37.7	64.3	(41.4)
Short-term debt	61.8	-	N/M
Long-term debt	722.3	783.2	(7.8)
Liabilities of discontinued businesses	108.6	113.0	(3.9)
Total liabilities	12,475.4	12,147.0	2.7

SHAREHOLDERS' EQUITY
Preferred stock, par value $0.01 per share;
20.0 million shares authorized; none issued	-	-	-
Common stock, par value $0.01 per share; 300.0 million shares
authorized; 60.5 million shares issued	0.6	0.6	-
Additional paid-in capital	1,973.6	1,939.2	1.8
Accumulated other comprehensive loss	(456.3)	(517.2)	(11.8)
Retained earnings	3,209.6	2,909.4	10.3
Treasury stock at cost (24.6 million and 24.7 million shares)	(1,885.7)	(1,866.4)	1.0
Total shareholders' equity	2,841.8	2,465.6	15.3
Total liabilities and shareholders' equity	$15,317.2	$14,612.6	4.8

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME (LOSS) INFORMATION AND RATIOS
CONSOLIDATED

Three Months ended December 31

	2024					2023

	Core		Personal			Core		Personal
(In millions, except percentage data)	Commercial	Specialty	Lines	Other	Total	Commercial	Specialty	Lines	Other	Total
Gross premiums written	$573.6	$383.9	$638.7	$-	$1,596.2	$539.1	$362.8	$600.5	$-	$1,502.4
		-		-			-		-
Net premiums written	$500.5	$331.8	$612.8	$-	$1,445.1	$465.5	$304.9	$575.1	$-	$1,345.5
		-		-			-		-
Net premiums earned	$549.2	$339.4	$623.0	$-	$1,511.6	$519.9	$321.0	$599.4	$-	$1,440.3
		-		-			-		-
Losses and LAE:
		-		-			-		-
Current year, excluding catastrophe losses	323.3	164.2	372.7	-	860.2	301.0	158.5	407.7	-	867.2
				-					-
Prior year unfavorable (favorable) development, excluding catastrophe losses	(2.8)	(23.6)	(0.6)	1.4	(25.6)	(2.2)	(14.0)	4.8	2.3	(9.1)
				-					-
Current year catastrophe losses	15.9	6.5	8.6	-	31.0	30.5	5.6	21.6	-	57.7
				-					-
Prior year unfavorable (favorable) catastrophe development	(7.5)	(2.5)	5.0	-	(5.0)	(1.0)	-	1.0	-	-
				-					-
Total losses and LAE	328.9	144.6	385.7	1.4	860.6	328.3	150.1	435.1	2.3	915.8
				-					-
Amortization of deferred acquisition costs and other underwriting expenses	193.8	133.1	167.0	-	493.9	176.0	117.5	153.5	-	447.0
				-					-
GAAP underwriting profit (loss)	26.5	61.7	70.3	(1.4)	157.1	15.6	53.4	10.8	(2.3)	77.5
				-					-
Net investment income	46.1	22.8	28.8	3.0	100.7	37.6	17.5	23.5	3.0	81.6
				-					-
Other income	1.3	1.2	3.9	-	6.4	1.1	1.6	4.1	0.8	7.6
				-					-
Other operating expenses	(2.9)	(2.4)	(1.9)	(2.6)	(9.8)	(1.5)	(2.0)	(1.6)	(3.5)	(8.6)
				-					-
Operating income (loss) before income taxes	$71.0	$83.3	$101.1	$(1.0)	$254.4	$52.8	$70.5	$36.8	$(2.0)	$158.1

Loss and LAE ratio:

Current year, excluding catastrophe losses	58.9%	48.4%	59.8%	N/M	56.9%	57.8%	49.5%	68.0%	N/M	60.2%

Prior year unfavorable (favorable) development, excluding catastrophe losses	(0.5)%	(7.0)%	(0.1)%	N/M	(1.7)%	(0.4)%	(4.4)%	0.8%	N/M	(0.6)%

Current year catastrophe losses	2.9%	1.9%	1.4%	N/M	2.0%	5.9%	1.7%	3.6%	N/M	4.0%

Prior year unfavorable (favorable) catastrophe development	(1.4)%	(0.7)%	0.8%	N/M	(0.3)%	(0.2)%	-	0.2%	N/M	-

Total loss and LAE ratio	59.9%	42.6%	61.9%	N/M	56.9%	63.1%	46.8%	72.6%	N/M	63.6%

Expense ratio	35.1%	39.0%	26.2%	N/M	32.3%	33.6%	36.4%	25.0%	N/M	30.6%

Combined ratio	95.0%	81.6%	88.1%	N/M	89.2%	96.7%	83.2%	97.6%	N/M	94.2%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME (LOSS) INFORMATION AND RATIOS
CONSOLIDATED

Year ended December 31

	2024					2023

	Core		Personal			Core		Personal
(In millions, except percentage data)	Commercial	Specialty	Lines	Other	Total	Commercial	Specialty	Lines	Other	Total
Gross premiums written	$2,503.1	$1,611.0	$2,618.8	$-	$6,732.9	$2,394.4	$1,537.3	$2,501.2	$-	$6,432.9

Net premiums written	$2,195.5	$1,373.9	$2,514.2	$-	$6,083.6	$2,107.0	$1,293.3	$2,409.9	$-	$5,810.2

Net premiums earned	$2,148.8	$1,322.0	$2,441.8	$-	$5,912.6	$2,060.3	$1,274.2	$2,328.6	$-	$5,663.1
		-		-			-		-
Losses and LAE:
		-		-			-		-
Current year, excluding catastrophe losses	1,242.6	655.4	1,550.9	-	3,448.9	1,178.9	651.2	1,630.3	-	3,460.4
		-		-			-		-
Prior year unfavorable (favorable) development, excluding catastrophe losses	(17.7)	(46.2)	(4.9)	1.4	(67.4)	4.7	(48.8)	25.9	2.3	(15.9)
		-		-			-		-
Current accident year catastrophe losses	109.5	52.2	256.2	-	417.9	178.0	51.4	460.7	-	690.1
		-		-			-		-
Prior year unfavorable (favorable) catastrophe development	(32.3)	(14.7)	5.0	-	(42.0)	(6.7)	(8.3)	15.0	-	-
		-		-			-		-
Total losses and LAE	1,302.1	646.7	1,807.2	1.4	3,757.4	1,354.9	645.5	2,131.9	2.3	4,134.6
		-		-			-		-
Amortization of deferred acquisition costs and other underwriting expenses	731.9	500.1	638.7	-	1,870.7	688.8	455.8	608.3	-	1,752.9
		-		-			-		-
GAAP underwriting profit (loss)	114.8	175.2	(4.1)	(1.4)	284.5	16.6	172.9	(411.6)	(2.3)	(224.4)
		-		-			-		-
Net investment income	170.4	84.5	106.7	11.0	372.6	151.8	71.1	96.8	12.4	332.1
		-		-			-		-
Other income	5.0	5.9	15.7	1.4	28.0	4.7	6.4	16.7	3.0	30.8
				-					-
Other operating expenses	(8.6)	(7.9)	(7.0)	(11.5)	(35.0)	(5.9)	(6.9)	(6.2)	(13.9)	(32.9)
		-		-			-		-
Operating income (loss) before income taxes	$281.6	$257.7	$111.3	$(0.5)	$650.1	$167.2	$243.5	$(304.3)	$(0.8)	$105.6

Loss and LAE ratio:

Current year, excluding catastrophe losses	57.8%	49.6%	63.5%	N/M	58.2%	57.3%	51.1%	70.1%	N/M	61.1%

Prior year unfavorable (favorable) development, excluding catastrophe losses	(0.8)%	(3.5)%	(0.2)%	N/M	(1.1)%	0.2%	(3.8)%	1.1%	N/M	(0.3)%

Current year catastrophe losses	5.1%	3.9%	10.5%	N/M	7.1%	8.6%	4.1%	19.8%	N/M	12.2%

Prior year unfavorable (favorable) catastrophe development	(1.5)%	(1.1)%	0.2%	N/M	(0.7)%	(0.3)%	(0.7)%	0.6%	N/M	-

Total loss and LAE ratio	60.6%	48.9%	74.0%	N/M	63.5%	65.8%	50.7%	91.6%	N/M	73.0%

Expense ratio	33.8%	37.6%	25.6%	N/M	31.3%	33.2%	35.5%	25.5%	N/M	30.5%

Combined ratio	94.4%	86.5%	99.6%	N/M	94.8%	99.0%	86.2%	117.1%	N/M	103.5%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME (LOSS) INFORMATION AND RELATED RATIOS
CONSOLIDATED

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2023	2023	2023	2023	2024	2024	2024	2024	2023	2024

Gross premiums written	$1,577.3	$1,589.9	$1,763.3	$1,502.4	$1,625.8	$1,679.3	$1,831.6	$1,596.2	$6,432.9	$6,732.9

Net premiums written	$1,421.5	$1,446.8	$1,596.4	$1,345.5	$1,454.0	$1,521.1	$1,663.4	$1,445.1	$5,810.2	$6,083.6

Net premiums earned	$1,380.0	$1,411.7	$1,431.1	$1,440.3	$1,448.6	$1,473.2	$1,479.2	$1,511.6	$5,663.1	$5,912.6

Losses and LAE:

Current year, excluding catastrophe losses	845.4	880.0	867.8	867.2	858.7	867.9	862.1	860.2	3,460.4	3,448.9

Prior year favorable development, excluding catastrophe losses	(3.0)	(1.7)	(2.1)	(9.1)	(10.4)	(17.4)	(14.0)	(25.6)	(15.9)	(67.4)

Current year catastrophe losses	175.0	261.6	195.8	57.7	93.9	177.1	115.9	31.0	690.1	417.9

Prior year favorable catastrophe development	-	-	-	-	(7.0)	(20.0)	(10.0)	(5.0)	-	(42.0)

Total losses and LAE	1,017.4	1,139.9	1,061.5	915.8	935.2	1,007.6	954.0	860.6	4,134.6	3,757.4

Amortization of deferred acquisition costs and other underwriting expenses	428.9	438.1	438.9	447.0	452.7	459.4	464.7	493.9	1,752.9	1,870.7

GAAP underwriting profit (loss)	(66.3)	(166.3)	(69.3)	77.5	60.7	6.2	60.5	157.1	(224.4)	284.5

Net investment income	78.7	87.6	84.2	81.6	89.7	90.4	91.8	100.7	332.1	372.6

Other income	8.0	7.8	7.4	7.6	7.3	7.6	6.7	6.4	30.8	28.0

Other operating expenses	(7.2)	(8.5)	(8.6)	(8.6)	(8.0)	(8.8)	(8.4)	(9.8)	(32.9)	(35.0)

Operating income (loss) before income taxes	$13.2	$(79.4)	$13.7	$158.1	$149.7	$95.4	$150.6	$254.4	$105.6	$650.1

Loss and LAE ratio:

Current year, excluding catastrophe losses	61.2%	62.3%	60.6%	60.2%	59.3%	58.9%	58.2%	56.9%	61.1%	58.2%

Prior year favorable development, excluding catastrophe losses	(0.2)%	(0.1)%	(0.1)%	(0.6)%	(0.7)%	(1.2)%	(0.9)%	(1.7)%	(0.3)%	(1.1)%

Current year catastrophe losses	12.7%	18.5%	13.7%	4.0%	6.5%	12.1%	7.9%	2.0%	12.2%	7.1%

Prior year favorable catastrophe development	-	-	-	-	(0.5)%	(1.4)%	(0.7)%	(0.3)%	-	(0.7)%

Total loss and LAE ratio	73.7%	80.7%	74.2%	63.6%	64.6%	68.4%	64.5%	56.9%	73.0%	63.5%

Expense ratio	30.7%	30.6%	30.2%	30.6%	30.9%	30.8%	31.0%	32.3%	30.5%	31.3%

Combined ratio	104.4%	111.3%	104.4%	94.2%	95.5%	99.2%	95.5%	89.2%	103.5%	94.8%

Combined ratio, excluding catastrophe losses	91.7%	92.8%	90.7%	90.2%	89.5%	88.5%	88.3%	87.5%	91.3%	88.4%

Current accident year combined ratio, excluding catastrophe losses	91.9%	92.9%	90.8%	90.8%	90.2%	89.7%	89.2%	89.2%	91.6%	89.5%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS
CORE COMMERCIAL

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2023	2023	2023	2023	2024	2024	2024	2024	2023	2024
Gross premiums written	$634.1	$553.8	$667.4	$539.1	$660.0	$587.0	$682.5	$573.6	$2,394.4	$2,503.1

Net premiums written	$565.3	$486.8	$589.4	$465.5	$582.4	$513.4	$599.2	$500.5	$2,107.0	$2,195.5

Net premiums earned	$507.4	$515.6	$517.4	$519.9	$528.9	$537.4	$533.3	$549.2	$2,060.3	$2,148.8

Losses and LAE:

Current year, excluding catastrophe losses	296.9	289.9	291.1	301.0	309.4	299.7	310.2	323.3	1,178.9	1,242.6

Prior year unfavorable (favorable) development, excluding catastrophe losses	3.5	0.7	2.7	(2.2)	(9.2)	(2.1)	(3.6)	(2.8)	4.7	(17.7)

Current year catastrophe losses	64.6	38.3	44.6	30.5	24.5	30.9	38.2	15.9	178.0	109.5

Prior year favorable catastrophe development	(0.7)	(5.0)	-	(1.0)	(3.8)	(14.5)	(6.5)	(7.5)	(6.7)	(32.3)

Total losses and LAE	364.3	323.9	338.4	328.3	320.9	314.0	338.3	328.9	1,354.9	1,302.1

Amortization of deferred acquisition costs and other underwriting expenses	167.9	171.2	173.7	176.0	177.1	180.6	180.4	193.8	688.8	731.9

GAAP underwriting profit (loss)	(24.8)	20.5	5.3	15.6	30.9	42.8	14.6	26.5	16.6	114.8

Net investment income	36.1	39.7	38.4	37.6	40.8	41.4	42.1	46.1	151.8	170.4

Other income	1.2	1.1	1.3	1.1	1.3	1.2	1.2	1.3	4.7	5.0

Other operating expenses	(1.3)	(1.2)	(1.9)	(1.5)	(1.5)	(2.2)	(2.0)	(2.9)	(5.9)	(8.6)

Operating income before income taxes	$11.2	$60.1	$43.1	$52.8	$71.5	$83.2	$55.9	$71.0	$167.2	$281.6

Loss and LAE ratio:

Current year, excluding catastrophe losses	58.5%	56.2%	56.3%	57.8%	58.5%	55.7%	58.2%	58.9%	57.3%	57.8%

Prior year unfavorable (favorable) development, excluding catastrophe losses	0.7%	0.1%	0.5%	(0.4)%	(1.7)%	(0.4)%	(0.7)%	(0.5)%	0.2%	(0.8)%

Current year catastrophe losses	12.7%	7.5%	8.6%	5.9%	4.6%	5.8%	7.1%	2.9%	8.6%	5.1%

Prior year favorable catastrophe development	(0.1)%	(1.0)%	-	(0.2)%	(0.7)%	(2.7)%	(1.2)%	(1.4)%	(0.3)%	(1.5)%

Total loss and LAE ratio	71.8%	62.8%	65.4%	63.1%	60.7%	58.4%	63.4%	59.9%	65.8%	60.6%

Expense ratio	32.9%	33.0%	33.3%	33.6%	33.2%	33.4%	33.6%	35.1%	33.2%	33.8%

Combined ratio	104.7%	95.8%	98.7%	96.7%	93.9%	91.8%	97.0%	95.0%	99.0%	94.4%

Combined ratio, excluding catastrophe losses	92.1%	89.3%	90.1%	91.0%	90.0%	88.7%	91.1%	93.5%	90.7%	90.8%

Current accident year combined ratio, excluding catastrophe losses	91.4%	89.2%	89.6%	91.4%	91.7%	89.1%	91.8%	94.0%	90.5%	91.6%

THE HANOVER INSURANCE GROUP
PREMIUMS WRITTEN AND RELATED METRICS

CORE COMMERCIAL

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2023	2023	2023	2023	2024	2024	2024	2024	2023	2024

Written Premium
Gross	$634.1	$553.8	$667.4	$539.1	$660.0	$587.0	$682.5	$573.6	$2,394.4	$2,503.1
Ceded	(68.8)	(67.0)	(78.0)	(73.6)	(77.6)	(73.6)	(83.3)	(73.1)	(287.4)	(307.6)
Net	$565.3	$486.8	$589.4	$465.5	$582.4	$513.4	$599.2	$500.5	$2,107.0	$2,195.5
Growth	7.3%	7.2%	4.2%	2.7%	3.0%	5.5%	1.7%	7.5%	5.4%	4.2%

Net premiums written by sub-segment
Small Commercial	$311.9	$291.8	$292.0	$275.7	$336.0	$316.5	$310.0	$301.3	$1,171.3	$1,263.8
Middle Market	253.4	195.0	297.4	189.8	246.4	196.9	289.2	199.2	935.7	931.7
Total	$565.3	$486.8	$589.4	$465.5	$582.4	$513.4	$599.2	$500.5	$2,107.0	$2,195.5

Net premiums written by line of business
Commercial Multiple Peril	$277.8	$241.5	$312.2	$241.1	$287.0	$252.7	$317.7	$260.0	$1,072.6	$1,117.4
Commercial Automobile	100.3	90.4	98.1	84.4	105.7	96.9	103.9	91.7	373.2	398.2
Workers’ Compensation	123.2	96.3	101.5	85.8	124.5	104.5	100.1	92.9	406.8	422.0
Other Core Commercial	64.0	58.6	77.6	54.2	65.2	59.3	77.5	55.9	254.4	257.9
Total	$565.3	$486.8	$589.4	$465.5	$582.4	$513.4	$599.2	$500.5	$2,107.0	$2,195.5

Related Metrics
Premium Retention	84.0%	83.5%	83.8%	83.6%	82.3%	83.2%	83.2%	85.0%	83.8%	83.4%
Renewal Price Change	11.5%	11.3%	11.8%	12.4%	11.5%	11.7%	12.9%	11.8%	11.7%	12.1%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

SPECIALTY

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2023	2023	2023	2023	2024	2024	2024	2024	2023	2024

Gross premiums written	$392.5	$381.5	$400.5	$362.8	$408.4	$409.8	$408.9	$383.9	$1,537.3	$1,611.0
									-	-
Net premiums written	$324.3	$325.4	$338.7	$304.9	$339.8	$352.1	$350.2	$331.8	$1,293.3	$1,373.9
									-	-
Net premiums earned	$311.7	$319.8	$321.7	$321.0	$320.9	$330.5	$331.2	$339.4	$1,274.2	$1,322.0
									-	-
Losses and LAE:
									-	-
Current year, excluding catastrophe losses	166.8	172.5	153.4	158.5	156.6	175.7	158.9	164.2	651.2	655.4
									-	-
Prior year favorable development, excluding catastrophe losses	(18.1)	(11.7)	(5.0)	(14.0)	(1.1)	(11.3)	(10.2)	(23.6)	(48.8)	(46.2)
									-	-
Current year catastrophe losses	25.8	13.1	6.9	5.6	10.2	27.6	7.9	6.5	51.4	52.2
									-	-
Prior year favorable catastrophe development	(4.3)	(4.0)	-	-	(3.2)	(5.5)	(3.5)	(2.5)	(8.3)	(14.7)
									-	-
Total losses and LAE	170.2	169.9	155.3	150.1	162.5	186.5	153.1	144.6	645.5	646.7
									-	-
Amortization of deferred acquisition costs and other underwriting expenses	110.8	113.8	113.7	117.5	119.5	122.0	125.5	133.1	455.8	500.1
									-	-
GAAP underwriting profit	30.7	36.1	52.7	53.4	38.9	22.0	52.6	61.7	172.9	175.2
									-	-
Net investment income	17.0	18.6	18.0	17.5	20.3	20.5	20.9	22.8	71.1	84.5
									-	-
Other income	1.8	1.8	1.2	1.6	1.3	1.8	1.6	1.2	6.4	5.9
									-	-
Other operating expenses	(1.2)	(2.1)	(1.6)	(2.0)	(1.7)	(1.7)	(2.1)	(2.4)	(6.9)	(7.9)
									-	-
Operating income before income taxes	$48.3	$54.4	$70.3	$70.5	$58.8	$42.6	$73.0	$83.3	$243.5	$257.7

Loss and LAE ratio:
									-	-
Current year, excluding catastrophe losses	53.5%	54.0%	47.8%	49.5%	48.7%	53.1%	48.0%	48.4%	51.1%	49.6%
									-	-
Prior year favorable development, excluding catastrophe losses	(5.8)%	(3.7)%	(1.6)%	(4.4)%	(0.3)%	(3.4)%	(3.1)%	(7.0)%	(3.8)%	(3.5)%
									-	-
Current year catastrophe losses	8.3%	4.1%	2.1%	1.7%	3.2%	8.4%	2.4%	1.9%	4.1%	3.9%
									-	-
Prior year favorable catastrophe development	(1.4)%	(1.3)%	-	-	(1.0)%	(1.7)%	(1.1)%	(0.7)%	(0.7)%	(1.1)%
									-	-
Total loss and LAE ratio	54.6%	53.1%	48.3%	46.8%	50.6%	56.4%	46.2%	42.6%	50.7%	48.9%
									-	-
Expense ratio	35.3%	35.3%	35.1%	36.4%	37.0%	36.7%	37.7%	39.0%	35.5%	37.6%
									-	-
Combined ratio	89.9%	88.4%	83.4%	83.2%	87.6%	93.1%	83.9%	81.6%	86.2%	86.5%
									-	-
Combined ratio, excluding catastrophe losses	83.0%	85.6%	81.3%	81.5%	85.4%	86.4%	82.6%	80.4%	82.8%	83.7%

Current accident year combined ratio, excluding catastrophe losses	88.8%	89.3%	82.9%	85.9%	85.7%	89.8%	85.7%	87.4%	86.6%	87.2%

THE HANOVER INSURANCE GROUP

PREMIUMS WRITTEN AND RELATED METRICS

SPECIALTY

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2023	2023	2023	2023	2024	2024	2024	2024	2023	2024

Written Premiums
Gross	$392.5	$381.5	$400.5	$362.8	$408.4	$409.8	$408.9	$383.9	$1,537.3	$1,611.0
Ceded	(68.2)	(56.1)	(61.8)	(57.9)	(68.6)	(57.7)	(58.7)	(52.1)	(244.0)	(237.1)
Net	$324.3	$325.4	$338.7	$304.9	$339.8	$352.1	$350.2	$331.8	$1,293.3	$1,373.9
Growth	7.1%	7.6%	2.9%	-1.5%	4.8%	8.2%	3.4%	8.8%	4.0%	6.2%
									-	-
Net premiums written by sub-segment									-	-
Professional and Executive Lines	$111.0	$99.4	$111.0	$98.9	$112.8	$106.6	$114.8	$106.1	$420.3	$440.3
Specialty Property & Casualty	101.7	103.6	97.5	99.2	107.9	109.5	97.8	106.1	402.0	421.3
Marine	94.1	104.4	107.4	88.1	99.5	115.3	112.2	99.9	394.0	426.9
Surety and Other	17.5	18.0	22.8	18.7	19.6	20.7	25.4	19.7	77.0	85.4
Total	$324.3	$325.4	$338.7	$304.9	$339.8	$352.1	$350.2	$331.8	$1,293.3	$1,373.9
									-	-
Related Metrics
Premium Retention	82.5%	80.5%	79.7%	76.0%	83.1%	83.0%	81.5%	81.9%	79.6%	82.4%
Renewal Price Change	12.6%	11.4%	12.9%	11.6%	11.0%	11.7%	10.1%	9.5%	12.1%	10.6%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended December 31

	2024			2023
(In millions, except percentage data)	Auto	Home and Other	Total	Auto	Home and Other	Total

Net premiums written	$352.7	$260.1	$612.8	$328.1	$247.0	$575.1

Net premiums earned	$362.7	$260.3	$623.0	$351.2	$248.2	$599.4
			-			-
Losses and LAE:
			-			-
Current year, excluding catastrophe losses	265.5	107.2	372.7	275.8	131.9	407.7
			-			-
Prior year unfavorable (favorable) development, excluding catastrophe losses	(0.4)	(0.2)	(0.6)	(1.7)	6.5	4.8
			-			-
Current year catastrophe losses	1.3	7.3	8.6	2.5	19.1	21.6
			-			-
Prior year unfavorable (favorable) catastrophe development	(0.2)	5.2	5.0	(0.5)	1.5	1.0
			-			-
Total losses and LAE	266.2	119.5	385.7	276.1	159.0	435.1
			-			-
Amortization of deferred acquisition costs and other underwriting expenses			167.0			153.5
			-			-
GAAP underwriting profit			70.3			10.8
			-			-
Net investment income			28.8			23.5
			-			-
Other income			3.9			4.1
			-			-
Other operating expenses			(1.9)			(1.6)
			-			-
Operating income before income taxes			$101.1			$36.8

Loss and LAE ratio:

Current year, excluding catastrophe losses	73.2%	41.2%	59.8%	78.5%	53.2%	68.0%

Prior year unfavorable (favorable) development, excluding catastrophe losses	(0.1)%	(0.1)%	(0.1)%	(0.5)%	2.6%	0.8%

Current year catastrophe losses	0.4%	2.8%	1.4%	0.7%	7.7%	3.6%

Prior year unfavorable (favorable) catastrophe development	(0.1)%	2.0%	0.8%	(0.1)%	0.6%	0.2%
Total loss and LAE ratio	73.4%	45.9%	61.9%	78.6%	64.1%	72.6%

Expense ratio			26.2%			25.0%

Combined ratio			88.1%			97.6%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME (LOSS) INFORMATION AND RATIOS
PERSONAL LINES

Year ended December 31

	2024			2023
(In millions, except percentage data)	Auto	Home & Other	Total	Auto	Home & Other	Total

Net premiums written	$1,463.6	$1,050.6	$2,514.2	$1,404.2	$1,005.7	$2,409.9

Net premiums earned	$1,421.4	$1,020.4	$2,441.8	$1,369.0	$959.6	$2,328.6

Losses and LAE:

Current year, excluding catastrophe losses	1,018.7	532.2	1,550.9	1,064.5	565.8	1,630.3

Prior year unfavorable (favorable) development, excluding catastrophe losses	(13.8)	8.9	(4.9)	15.4	10.5	25.9

Current year catastrophe losses	18.3	237.9	256.2	34.8	425.9	460.7

Prior year unfavorable (favorable) catastrophe development	0.6	4.4	5.0	(1.2)	16.2	15.0

Total losses and LAE	1,023.8	783.4	1,807.2	1,113.5	1,018.4	2,131.9

Amortization of deferred acquisition costs and other underwriting expenses			638.7			608.3

GAAP underwriting loss			(4.1)			(411.6)

Net investment income			106.7			96.8

Other income			15.7			16.7

Other operating expenses			(7.0)			(6.2)

Operating income (loss) before income taxes			$111.3			$(304.3)

Loss and LAE ratio:

Current year, excluding catastrophe losses	71.7%	52.2%	63.5%	77.7%	58.9%	70.1%

Prior year unfavorable (favorable) development, excluding catastrophe losses	(1.0)%	0.9%	(0.2)%	1.1%	1.1%	1.1%

Current year catastrophe losses	1.3%	23.3%	10.5%	2.6%	44.4%	19.8%

Prior year unfavorable (favorable) catastrophe development	-	0.4%	0.2%	(0.1)%	1.7%	0.6%
Total loss and LAE ratio	72.0%	76.8%	74.0%	81.3%	106.1%	91.6%

Expense ratio			25.6%			25.5%

Combined ratio			99.6%			117.1%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME (LOSS) INFORMATION AND RELATED RATIOS
PERSONAL LINES

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2023	2023	2023	2023	2024	2024	2024	2024	2023	2024

Gross premiums written	$550.7	$654.6	$695.4	$600.5	$557.4	$682.5	$740.2	$638.7	$2,501.2	$2,618.8
									-	-
Net premiums written	$531.9	$634.6	$668.3	$575.1	$531.8	$655.6	$714.0	$612.8	$2,409.9	$2,514.2
									-	-
Net premiums earned	$560.9	$576.3	$592.0	$599.4	$598.8	$605.3	$614.7	$623.0	$2,328.6	$2,441.8
									-	-
Losses and LAE:
									-	-
Current year, excluding catastrophe losses	381.7	417.6	423.3	407.7	392.7	392.5	393.0	372.7	1,630.3	1,550.9
									-	-
Prior year unfavorable (favorable) development, excluding catastrophe losses	11.6	9.3	0.2	4.8	(0.1)	(4.0)	(0.2)	(0.6)	25.9	(4.9)
									-	-
Current year catastrophe losses	84.6	210.2	144.3	21.6	59.2	118.6	69.8	8.6	460.7	256.2
									-	-
Prior year unfavorable catastrophe development	5.0	9.0	-	1.0	-	-	-	5.0	15.0	5.0
									-	-
Total losses and LAE	482.9	646.1	567.8	435.1	451.8	507.1	462.6	385.7	2,131.9	1,807.2
									-	-
Amortization of deferred acquisition costs and other underwriting expenses	150.2	153.1	151.5	153.5	156.1	156.8	158.8	167.0	608.3	638.7
									-	-
GAAP underwriting profit (loss)	(72.2)	(222.9)	(127.3)	10.8	(9.1)	(58.6)	(6.7)	70.3	(411.6)	(4.1)

Net investment income	22.6	26.4	24.3	23.5	25.6	26.0	26.3	28.8	96.8	106.7

Other income	4.3	4.1	4.2	4.1	4.0	3.9	3.9	3.9	16.7	15.7

Other operating expenses	(1.3)	(1.7)	(1.6)	(1.6)	(1.6)	(1.7)	(1.8)	(1.9)	(6.2)	(7.0)

Operating income (loss) before income taxes	$(46.6)	$(194.1)	$(100.4)	$36.8	$18.9	$(30.4)	$21.7	$101.1	$(304.3)	$111.3

Loss and LAE ratio:
									-	-
Current year, excluding catastrophe losses	68.0%	72.5%	71.5%	68.0%	65.6%	64.9%	63.9%	59.8%	70.1%	63.5%
									-	-
Prior year unfavorable (favorable) development, excluding catastrophe losses	2.1%	1.6%	-	0.8%	-	(0.7)%	-	(0.1)%	1.1%	(0.2)%
									-	-
Current year catastrophe losses	15.1%	36.4%	24.4%	3.6%	9.9%	19.6%	11.4%	1.4%	19.8%	10.5%
									-	-
Prior year unfavorable catastrophe development	0.9%	1.6%	-	0.2%	-	-	-	0.8%	0.6%	0.2%
									-	-
Total loss and LAE ratio	86.1%	112.1%	95.9%	72.6%	75.5%	83.8%	75.3%	61.9%	91.6%	74.0%
									-	-
Expense ratio	26.1%	25.9%	24.9%	25.0%	25.5%	25.3%	25.3%	26.2%	25.5%	25.6%
									-	-
Combined ratio	112.2%	138.0%	120.8%	97.6%	101.0%	109.1%	100.6%	88.1%	117.1%	99.6%
									-	-
Combined ratio, excluding catastrophe losses	96.2%	100.0%	96.4%	93.8%	91.1%	89.5%	89.2%	85.9%	96.7%	88.9%

Current accident year combined ratio, excluding catastrophe losses	94.1%	98.4%	96.4%	93.0%	91.1%	90.2%	89.2%	86.0%	95.6%	89.1%

THE HANOVER INSURANCE GROUP

PREMIUMS WRITTEN AND RELATED METRICS
PERSONAL LINES

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2023	2023	2023	2023	2024	2024	2024	2024	2023	2024
Written Premiums
Gross	$550.7	$654.6	$695.4	$600.5	$557.4	$682.5	$740.2	$638.7	$2,501.2	$2,618.8
Ceded	(18.8)	(20.0)	(27.1)	(25.4)	(25.6)	(26.9)	(26.2)	(25.9)	(91.3)	(104.6)
Net	$531.9	$634.6	$668.3	$575.1	$531.8	$655.6	$714.0	$612.8	$2,409.9	$2,514.2
Growth	10.1%	10.1%	9.5%	2.1%	0.0%	3.3%	6.8%	6.6%	7.9%	4.3%

Net premiums written by line of business
Personal Automobile	$323.0	$368.1	$385.0	$328.1	$317.0	$382.8	$411.1	$352.7	$1,404.2	$1,463.6
Homeowners and Other	208.9	266.5	283.3	247.0	214.8	272.8	302.9	260.1	1,005.7	1,050.6
Total	$531.9	$634.6	$668.3	$575.1	$531.8	$655.6	$714.0	$612.8	$2,409.9	$2,514.2

Related Metrics

Renewal Price Change
Personal Automobile	8.9%	12.0%	14.3%	14.7%	18.2%	18.0%	14.9%	13.9%	12.6%	16.2%
Homeowners	18.9%	21.7%	23.4%	29.1%	30.2%	19.1%	16.2%	14.6%	23.5%	19.4%
Total (1)	12.7%	15.9%	18.0%	20.6%	22.8%	18.5%	15.4%	14.2%	16.9%	17.5%

Policy Retention
Personal Automobile	84.5%	84.2%	83.8%	80.9%	79.6%	81.2%	82.8%	81.3%	83.4%	81.3%
Homeowners	85.6%	85.7%	85.3%	82.2%	80.3%	82.7%	84.6%	83.2%	84.7%	82.8%
Total (1)	85.0%	84.9%	84.6%	81.6%	79.9%	82.0%	83.7%	82.2%	84.0%	82.1%

PIF change from prior year period
Personal Automobile	4.5%	2.7%	1.0%	-2.2%	-5.5%	-7.6%	-8.5%	-7.0%	-2.2%	-7.0%
Homeowners	4.6%	3.1%	1.7%	-1.4%	-4.7%	-6.9%	-7.8%	-6.1%	-1.4%	-6.1%
Total (1)	4.6%	2.9%	1.3%	-1.8%	-5.1%	-7.3%	-8.2%	-6.6%	-1.8%	-6.6%

(1) Related metrics exclude Other Personal Lines.

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME AND YIELDS

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	YTD	YTD
(In millions, except yields)	2023	2023	2023	2023	2024	2024	2024	2024	2023	2024

Net Investment Income

Fixed maturities	$68.3	$69.4	$71.3	$74.2	$75.7	$76.5	$82.3	$89.9	$283.2	$324.4
Limited partnerships	5.3	13.1	8.1	3.5	9.2	1.4	4.0	6.0	30.0	20.6
Mortgage loans	4.0	4.0	3.9	3.9	3.7	3.9	3.6	3.2	15.8	14.4
Equity securities	1.9	1.9	1.7	0.9	0.8	0.8	0.8	0.8	6.4	3.2
Other investments	2.5	2.7	2.6	2.8	3.8	11.5	5.2	4.7	10.6	25.2
Investment expenses	(3.3)	(3.5)	(3.4)	(3.7)	(3.5)	(3.7)	(4.1)	(3.9)	(13.9)	(15.2)
Total	$78.7	$87.6	$84.2	$81.6	$89.7	$90.4	$91.8	$100.7	$332.1	$372.6

Pre-tax Yields
Fixed maturities	3.27%	3.31%	3.37%	3.46%	3.52%	3.53%	3.73%	3.99%	3.36%	3.70%
Total	3.34%	3.73%	3.55%	3.40%	3.70%	3.73%	3.70%	3.97%	3.50%	3.78%

Pre-tax yields represent annualized net investment income for the period divided by the monthly average invested assets at amortized cost or cost, which excludes accumulated changes in fair value for fixed maturities and equity securities.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO
December 31, 2024
(In millions)
						Change in	Change in
	Weighted	Amortized			Net	Net	Net
	Average	Cost	Fair Value /	% of	Unrealized	Unrealized	Unrealized
Investment Type	Quality	or Cost (1)	Carry Value	Total	Gain (Loss)	During Q4	YTD

Fixed maturities:
U.S. Treasury and government agencies	AA+	$552.6	$494.2	5.0%	$(58.4)	$(18.4)	$(8.1)
Foreign governments	BB	1.8	1.9	-	0.1	-	0.1
Municipals:
Taxable	AA	977.6	869.6	8.8%	(108.0)	(21.5)	18.6
Tax-exempt	AA	23.9	24.2	0.2%	0.3	(0.5)	(2.2)
Corporates:
NAIC 1	A	1,910.1	1,849.1	18.7%	(61.0)	(36.8)	9.4
NAIC 2	BBB	1,617.3	1,530.1	15.5%	(87.2)	(32.5)	46.8
NAIC 3 and below	B+	425.5	426.7	4.3%	1.2	(4.9)	(1.0)
Total corporates	BBB+	3,952.9	3,805.9	38.5%	(147.0)	(74.2)	55.2
Asset-backed:
Residential mortgage-backed	AA+	2,277.6	2,124.1	21.5%	(153.5)	(69.1)	(28.8)
Commercial mortgage-backed	AAA	564.2	522.2	5.3%	(42.0)	(6.3)	30.1
Other asset-backed	AAA	700.9	700.1	7.1%	(0.8)	(2.8)	14.4
Total fixed maturities	A+	9,051.5	8,542.2	86.4%	(509.3)	(192.8)	79.3
Limited partnerships and other investments		405.0	405.0	4.1%	-	-	-
Mortgage and other loans		304.9	304.9	3.1%	-	-	-
Equity securities		157.7	157.7	1.6%	-	-	-
Total investments		9,919.1	9,409.8	95.2%	(509.3)	(192.8)	79.3
Cash and cash equivalents		471.8	471.8	4.8%	-	-	-
Total		$10,390.9	$9,881.6	100.0%	$(509.3)	$(192.8)	$79.3

(1) Net of allowance for credit losses of $6.3 million.

THE HANOVER INSURANCE GROUP

CREDIT QUALITY AND DURATION OF FIXED MATURITIES
December 31, 2024

(In millions)

CREDIT QUALITY OF FIXED MATURITIES
	Rating Agency	Amortized	Fair	% of Total
NAIC Designation	Equivalent Designation	Cost (1)	Value	Fair Value
1	Aaa/Aa/A	$7,000.1	$6,577.8	77.0%
2	Baa	1,623.5	1,535.3	18.0%
3	Ba	221.7	222.5	2.6%
4	B	180.3	182.4	2.1%
5	Caa and lower	20.5	19.6	0.2%
6	In or near default	5.4	4.6	0.1%
Total fixed maturities		$9,051.5	$8,542.2	100.0%

DURATION OF FIXED MATURITIES

		Amortized	Fair	% of Total
		Cost (1)	Value	Fair Value
0-2 Years		$1,590.6	$1,587.6	18.6%
2-4 Years		2,172.8	2,130.5	24.9%
4-6 Years		2,376.9	2,175.1	25.5%
6-8 Years		2,557.0	2,346.3	27.5%
8-10 Years		219.1	201.2	2.3%
10+ Years		135.1	101.5	1.2%
Total fixed maturities		$9,051.5	$8,542.2	100.0%
Weighted Average Duration			4.4

(1) Net of allowance for credit losses of $0.6 million.

TOP 25 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS
December 31, 2024

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	Ratings (1)
Morgan Stanley	$43.6	$41.8	0.42%	A-
Minnesota Housing Finance Agency	40.6	33.2	0.34%	AAA
Goldman Sachs	35.1	34.0	0.34%	BBB+
Colorado Housing & Finance Authority	34.5	31.5	0.32%	AAA
State of Ohio	33.8	27.2	0.28%	AAA
Citigroup	32.4	31.4	0.32%	A-
Massachusetts School Building Authority	31.0	26.5	0.27%	AA+
Bank of America	29.6	29.0	0.29%	A-
District of Columbia	27.0	22.9	0.23%	AAA
State of Oregon	26.3	22.6	0.23%	AA+
JPMorgan Chase	26.3	25.5	0.26%	A
Credit Agricole	25.2	24.4	0.25%	A
Bank of New York Mellon	25.2	24.5	0.25%	A
Comcast	24.8	23.8	0.24%	A-
Wells Fargo	24.5	24.1	0.24%	BBB+
PNC Financial	24.3	23.6	0.24%	A-
Daimler Truck Holding	24.2	23.8	0.24%	A-
Cisco Systems	23.6	23.1	0.23%	AA-
Phillip Morris	23.4	22.8	0.23%	A-
State of Louisiana	23.3	20.9	0.21%	AA-
Public Service Enterprise	23.1	22.8	0.23%	A-
Truist Financial	23.0	22.8	0.23%	A-
Royal Bank of Canada	23.0	22.7	0.23%	A
Edison International	22.4	21.7	0.22%	BBB
California State University	22.3	17.4	0.18%	AA-
Top 25 Corporate and Municipal	$692.5	$644.0	6.52%

(1) Represents nationally recognized rating agency sources.

THE HANOVER INSURANCE GROUP

RECONCILIATION OF OPERATING INCOME TO NET INCOME

	Three Months ended December 31				Year ended December 31
	2024		2023		2024		2023
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)
OPERATING INCOME (LOSS)
Core Commercial	$71.0		$52.8		$281.6		$167.2
Specialty	83.3		70.5		257.7		243.5
Personal Lines	101.1		36.8		111.3		(304.3)
Other	(1.0)		(2.0)		(0.5)		(0.8)
Total	254.4		158.1		650.1		105.6

Interest expense	(8.5)		(8.5)		(34.1)		(34.1)

Operating income before income taxes	245.9	$6.72	149.6	$4.14	616.0	$16.91	71.5	$1.98

Income tax expense on operating income	(51.3)	(1.40)	(36.5)	(1.01)	(130.1)	(3.57)	(15.3)	(0.42)

Operating income after income taxes	194.6	5.32	113.1	3.13	485.9	13.34	56.2	1.56

Non-operating items:
Net realized losses from sales and other	(29.0)	(0.79)	(7.0)	(0.19)	(84.2)	(2.31)	(8.9)	(0.25)
Net change in fair value of equity securities	(5.1)	(0.14)	7.8	0.21	14.2	0.39	(5.6)	(0.16)
Impairments on investments:
Credit-related impairments	(0.3)	(0.01)	(1.5)	(0.04)	(3.6)	(0.10)	(7.7)	(0.21)
Losses on intent to sell securities	-	-	-	-	(2.2)	(0.06)	(10.3)	(0.29)
Total impairments on investments	(0.3)	(0.01)	(1.5)	(0.04)	(5.8)	(0.16)	(18.0)	(0.50)
Other non-operating items	-	-	1.3	0.04	(2.4)	(0.07)	2.1	0.06
Income tax benefit (expense) on non-operating items	7.1	0.19	(6.4)	(0.18)	17.6	0.49	7.7	0.22
Income from continuing operations, net of taxes	167.3	4.57	107.3	2.97	425.3	11.68	33.5	0.93

Discontinued operations (net of taxes):

Income (loss) from discontinued life businesses	(0.1)	-	0.6	0.01	-	-	0.6	0.02
Income from discontinued Chaucer business	0.7	0.02	-	-	0.7	0.02	1.2	0.03

NET INCOME	$167.9	$4.59	$107.9	$2.98	$426.0	$11.70	$35.3	$0.98

THE HANOVER INSURANCE GROUP

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. The Company’s non-GAAP measures include operating income before interest expense and income taxes, total operating income after income taxes, total operating income after income taxes per diluted share, total book value per share, total book value per share excluding net unrealized gains and losses related to fixed maturity investments and market risk, net of tax, tangible book value per share and measures of operating income and combined ratios excluding catastrophe losses (catastrophe losses as discussed here and in all other measures include catastrophe loss development) and reserve development.

Operating income before interest expense and income taxes is net income, excluding interest expense on debt, income taxes and net realized and unrealized investment gains and losses, which includes changes in the fair value of equity securities still held because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Operating income before interest expense and income taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, the cumulative effect of accounting changes and certain other items. Operating income before interest expense and income taxes is the sum of the operating income (loss) from: Core Commercial, Specialty, Personal Lines, and Other. After-tax operating income earnings per diluted share (sometimes referred to as “after-tax operating income per share”) is also a non-GAAP measure. It is defined as net income excluding the after-tax impact of net realized and unrealized investment gains (losses), as well as results from discontinued operations and other non-operating items for a period divided by the average number of diluted shares of common stock. The Hanover believes that measures of operating income before interest expense and income taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to fixed maturity investments, net of tax, is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses on fixed maturities and market risk divided by the number of common shares outstanding. Tangible book value per share is total shareholders’ equity, excluding goodwill and intangible assets, divided by the number of common shares outstanding.

The Hanover also provides measures of operating results and loss ratios that exclude the effects of catastrophe losses. A catastrophe is a severe loss, resulting from natural or manmade events. Catastrophes caused by various natural events include, among others, hurricanes, tornadoes and other windstorms, hail, flood, earthquakes, fire, explosions, severe winter weather and other convective storms. Catastrophes caused by various manmade events include, among others, fire, explosions, riots, and terrorism. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Operating income before and after interest expense and income taxes and measures of operating income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for income before income taxes or income from continuing operations and operating income should not be construed as a substitute for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to operating income before interest expense and income taxes and income from continuing operations per diluted share to operating income after taxes per diluted share for the three and twelve months ended December 31, 2024 and 2023 is set forth on page 20 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

Additional reconciliations are provided in the press release relating to the current period(s) financial results, which is available on the Company’s website, www.hanover.com.

THE HANOVER INSURANCE GROUP

PREMIUM RELATED METRIC DEFINITIONS

Renewal Price Change

●

Core Commercial and Specialty: Represents the average change in premium on renewed policies caused by the estimated net effect of base rate changes, discretionary pricing, specific inflationary changes or changes in policy level exposure or insured risks.

●

Personal Lines: Represents the average change in premium on policies charged at renewal caused by the net effects of filed rate, inflation adjustments or other changes in policy level exposure or insured risks, regardless of whether or not the policies are retained for the duration of their contractual terms.

Rate

●

Core Commercial and Specialty: Represents the average change in premium on renewed policies caused by the base rate changes, discretionary pricing, and inflation, excluding the impact of changes in policy level exposure or insured risks.

●

Personal Lines: Represents the estimated cumulative premium effect of approved rate actions applied to policies at renewal, regardless of whether or not policies are actually renewed. Accordingly, rate changes do not represent actual increases or decreases realized by the company. Personal Lines rate changes do not include inflation or changes in policy level exposure or insured risks.

Retention

●	Core Commercial and Specialty: Represents the ratio of net retained premium for the noted period to the premium available to renew over the same period.

●	Personal Lines: Represents the ratio of net retained policies for the noted period to those policies available to renew over the same period and includes policies that were canceled and rewritten.

Policies in Force (PIF) Change

●	Represents the change in the number of policies in force at the end of a given period from the end of the same period in the prior year.

CORPORATE OFFICES AND				INDUSTRY RATINGS AS OF February 4, 2025				TRANSFER AGENT
PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.					A.M.			Computershare Investor Services
440 Lincoln Street				Financial Strength Ratings	Best	S&P Global	Moody's	PO Box 43006
Worcester, MA 01653				The Hanover Insurance				Providence, RI 02940-3006
				Company	A	A	A2	1-800-317-4454
The Hanover Insurance Company				Citizens Insurance Company
440 Lincoln Street				of America	A	A	-
Worcester, MA 01653
COMMON STOCK
Citizens Insurance Company of America					A.M.
808 North Highlander Way				Debt Ratings	Best	S&P Global	Moody's	Common stock of The Hanover Insurance Group, Inc. is traded
Howell, MI 48843				The Hanover Insurance Group, Inc.				on the New York Stock Exchange under the symbol “THG”.
				Senior Debt	bbb+	BBB	Baa2
				Subordinated Debentures	bbb-	BB+	Baa3
MARKET AND DIVIDEND INFORMATION								INQUIRIES

The following tables set forth the high and low closing				The above ratings are accurate as of February 4, 2025, and may be revised,				Oksana Lukasheva
sale prices of our common stock and quarterly cash				superseded or withdrawn by the respective rating agency at any time. For				Senior Vice President
dividends for the periods indicated:				the most current information concerning the financial ratings of The Hanover				Corporate Finance
				Insurance Group and its subsidiaries, please visit the websites of the				olukasheva@hanover.com
Quarter Ended	2024			respective rating agencies.
	Price Range		Dividends
	High	Low	Per Share
March 31	$136.58	$122.20	$0.850
June 30	$137.56	$120.84	$0.850
September 30	$149.58	$123.93	$0.850
December 31	$165.01	$144.81	$0.900

Quarter Ended	2023
	Price Range		Dividends
	High	Low	Per Share
March 31	$148.20	$121.57	$0.810
June 30	$130.32	$110.25	$0.810
September 30	$114.26	$104.25	$0.810
December 31	$128.18	$109.40	$0.850